SUPPLEMENT DATED NOVEMBER 1, 2017

TO THE PROSPECTUS AND

STATEMENT OF ADDITIONAL INFORMATION OF THE FUNDS

VIKING MUTUAL FUNDS

New Hampshire Municipal Fund: (Class I) (Ticker: NHMIX)

Prospectus dated November 1, 2017

Statement of Additional Information dated November 1, 2017

This Supplement is being provided to notify you that Class I shares of the New Hampshire Municipal Fund are not available for purchase until further notice.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE